                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1997


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks to provide long-term capital growth

KEMPER
ASIAN GROWTH FUND


             "... We made a significant change in the composition
              of the fund following a visit to Asia in March ...
                 and began a transition from asset stocks to
                       cash flow generating stock. ..."



                                                        [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Largest Holdings
10
Portfolio Of
Investments
13
Report Of
Independent Auditors
14
Financial Statements
16
Notes To
Financial Statements
20
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                  -33.76%
CLASS B                                  -34.40%
CLASS C                                  -34.20%
LIPPER PACIFIC EX-JAPAN FUNDS
  CATEGORY AVERAGE*                      -33.20%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                 AS OF      AS OF
                               11/30/97   11/30/96
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND
CLASS A                          $6.65     $10.04
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND
CLASS B                          $6.58     $10.03
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND
CLASS C                          $6.60     $10.03
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER ASIAN GROWTH FUND
 LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER PACIFIC EX-JAPAN FUNDS CATEGORY

                     CLASS A            CLASS B            CLASS C
--------------------------------------------------------------------------------
ONE YEAR         #36 of 77 funds    #39 of 77 funds    #38 of 77 funds
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MATURITY/QUALITY DIAGRAM]

Source: Morningstar, Inc., Chicago, IL (312)    696-6000. (Morningstar Style Box
is based on a portfolio date as of November 30, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ECONOMIC Overview

[ALLYN PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period. As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.

  First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.

  Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.

  Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.

  To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.

  Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

  Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even

ECONOMIC OVERVIEW

                                  [BAR GRAPH]


Economic Guideposts

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                               NOW (12/31/97)        6 MONTHS AGO        1 YEAR AGO          2 YEAR AGO
10-YEAR TREASURY RATE(1)             5.81                 6.22               6.58                 5.65
PRIME RATE(2)                        8.5                  8.5                8.25                 8.5
INFLATION RATE(3)                    1.7                  2.23               3.04                 2.72
THE U.S. DOLLAR(4)                  10.43                 7.32               4.59                -0.57
CAPITAL GOODS ORDERS(5)*            11.61                 8.58               2.23                 9.56
INDUSTRIAL PRODUCTION(5)*            5.59                 3.91               4.7                  2.34
EMPLOYMENT GROWTH(6)                 2.66                 2.3                2.41                 1.57

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of November 30, 1997.

Source: Economics Department, Scudder Kemper Investment, Inc.



deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.

  International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.

  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Maureen Allyn

MAUREEN ALLYN

Chief Economist, Scudder Kemper Investments, Inc.

January 9, 1998

PERFORMANCE UPDATE

[MASON PHOTO]

ANDREW MASON JOINED WHAT IS NOW SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND IS THE DIRECTOR OF ASIAN EQUITIES AND PORTFOLIO MANAGER OF KEMPER ASIAN GROWTH FUND. MASON RECEIVED HIS BACHELOR'S DEGREE IN ECONOMICS FROM UNIVERSITY COLLEGE SWANSEA AND UNDERTOOK POST GRADUATE RESEARCH AT UNIVERSITY COLLEGE BUCKINGHAM.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

WHILE KEMPER ASIAN GROWTH FUND'S PERFORMANCE REFLECTED THE TROUBLES IN THE REGION DURING THE FISCAL YEAR, IT ENDED THE PERIOD MORE THAN 8 PERCENT AHEAD OF ITS BENCHMARK INDEX. FOLLOWING, PORTFOLIO MANAGER ANDREW MASON DISCUSSES THE MARKET AND THE FUND'S PERFORMANCE.

Q     SOUTHEAST ASIA SAW DRAMATIC MARKET ACTIVITY DURING THIS ANNUAL PERIOD. CAN
YOU RECAP SOME OF THE MAJOR EVENTS THAT AFFECTED MARKET PERFORMANCE?

A     There were really four main events that set the course of market activity.

1. The Hong Kong handover to China on July 1 went very smoothly and the Hang Seng Index* reached an all time high in early August before being struck with the Asian market flu in October.

2. On July 2, the devaluation of the Thai baht focused attention on the high levels of foreign debt in Asian countries such as Indonesia and the Philippines, and drew attention to the high levels of bank lending in Malaysia. The currency weakness spread throughout the region and the phrase "Asian Contagion" was coined to describe the problems.

3. The competitive devaluation of the Taiwanese currency on October 17 was the second key currency event during the fiscal year. This had far-reaching implications as Taiwan devalued from a position of strength supported by a large current account surplus and huge foreign currency reserves. This devaluation focused attention on North Asia with the Hong Kong dollar peg coming under attack and the Korean won buckling under the weight of selling.

4. In November, the International Monetary Fund (IMF) put together a $57 billion rescue package for South Korea. This followed a $17 billion package for Thailand and a $38 billion package for Indonesia earlier in the year. The IMF programs focus on reforming the financial systems and reducing the current account deficits of these countries. The funds will be released in stages as IMF conditions are met.

* The Hang Seng Index is a capitalization weighted, price only index that tracks the performance of shares listed on the Hong Kong Stock Exchange.

Q     WHILE THE FUND'S PERFORMANCE, DOWN 33.76 PERCENT (CLASS A SHARES,
UNADJUSTED FOR ANY SALES CHARGE), REFLECTS THE TROUBLES IN THE REGION, IT
HELD UP BETTER THAN ITS BENCHMARK INDEX, THE MSCI ASIA COMBINED FAR EAST FREE EX-JAPAN INDEX**, DOWN 42.07 PERCENT, AND SIGNIFICANTLY OUTPERFORMED THE BENCHMARK IN RECENT MONTHS. WHAT PROCESS DID YOU AND YOUR TEAM FOLLOW TO TRY TO WEATHER THE MARKET STORMS?

A     We made a significant change in the composition of the fund following a visit to Asia in March. During that visit, we became extremely concerned about the levels of bank lending and began a transition from asset stocks to cash flow generating stocks against the backdrop of a changing interest rate environment. At the end of February, we held 25 percent in property, 9 percent in construction related companies, 16 percent in banks and 8 percent in conglomerates. At the end of the fiscal year we held 12 percent in property, nothing in construction related stocks,

PERFORMANCE UPDATE

11 percent in banks and 8 percent in conglomerates. We increased our emphasis on stocks that had a high return on equity, low leverage and strong cash flow. We felt these types of holdings were likely to outperform during the volatile period. We have never favored highly leveraged companies but now it is more important, even for companies with modest financial leverage, to know the breakdown between long- and short-term debt and the foreign exchange exposure if appropriate.

      Our investments are currently focused on companies with U.S. dollar earnings or foreign management such as Gulf Indonesia Resources, an oil exploration company; and companies with strong cash flow and balance sheets such as Resorts World, a Malaysian resort operator. We are also invested in companies strong enough to take advantage of regional weakness like HSBC, a global bank.

** The Morgan Stanley Capital International Asia Combined Far East Free Ex-Japan Index is generally representative of Asian free market performance, excluding Japan.

Q     HOW DID YOUR EXPOSURE TO THE DIFFERENT MARKETS CHANGE THROUGHOUT THE YEAR?

A     Our sector adjustments did result in significant geographical shifts. The chart to the right illustrates the major changes in our market exposure during the fiscal year.

      Our Hong Kong position was as high as 60 percent at the beginning of October but when the Taiwan dollar was devalued and the Hong Kong dollar peg came under attack, we raised our cash position and ended the fiscal year with a higher-than-normal cash position. As of the close of this reporting period, we had begun to reduce the cash, reinvesting into the markets as good value and attractive, bottom-up opportunities presented themselves.

Q     GOING FORWARD, WHICH MARKETS WILL BE A FOCUS IN THE PORTFOLIO?

A     We still like Hong Kong, although it will probably be forced to operate with higher interest rates for the next six months. We expect property prices to correct around 25 percent from the peaks seen earlier in the year, but the property developers' prices are already discounting this. While we do not expect an immediate rally in the property sector, we believe stocks such as Cheung Kong offer good value.

      Singapore has a strong financial system and although it is not immune to the problems of the region we continue to like sectors such as banks and manufacturers in this market.

      In Malaysia our exposure is concentrated in quasi-government bodies such as Tenaga, the main electric power company, and Telekom, the leading telecommunication company. We believe these utilities are strong enough to weather the storm and may even benefit from weakened competition. We also like Resorts World for its strong balance sheet.

      We expect to continue to have relatively little exposure to Korea, the Philippines and Indonesia. That is not to say we will not have any holdings in these markets; individual stocks that meet our investment criteria will be considered and added to the portfolio when appropriate.

                                 [BAR GRAPH]

--------------------------------------------------------------------------------
QUARTERLY SHIFTS IN MARKET EXPOSURE
--------------------------------------------------------------------------------
                    FIRST QUARTER          THIRD QUARTER          FOURTH QUARTER
--------------------------------------------------------------------------------
HONG KONG               37%                     47%                     36%
SINGAPORE               16%                     23%                     17%
MALAYSIA                25%                      6%                      8%
INDONESIA               10%                      7%                      4%
PHILLIPINES             12%                      3%                      2%
CASH                     0%                      5%                     27%

PERFORMANCE UPDATE

Q     WAS THE FUND HEDGED AT ALL?

A     In the second half of our fiscal year we started to hedge some of our major currency exposure and ended the year with hedges on the Singaporean, Malaysian and Hong Kong currencies. While we do not feel the Hong Kong dollar peg will be dismantled in the near future, we felt it was prudent to take some insurance out given the events of the past six months.

Q     IT WAS A TOUGH YEAR IN THESE MARKETS. LOOKING BACK IS THERE ANYTHING YOU
MIGHT HAVE DONE DIFFERENTLY?

A     The main thing we missed was the opportunity to invest directly in Taiwan.
Administrative delays in getting permission to invest directly in Taiwan prevented us from holding a weighting in this market comparable to the index. We thought the alternative ways of getting exposure to the market, such as through convertible bonds or Global Depository Receipts, were too expensive and we were unwilling to invest a large portion of our assets in a Taiwanese fund, another investment option available to us. Therefore, we missed out on most of the big rally before the October devaluation. We have subsequently received permission to enter this market and will be looking more closely at Taiwanese stocks going forward.

Q     WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A     The financial turmoil in Asia is expected to slow growth, according to estimates released by the Organization for Economic Cooperation and Development
(OECD). It is reasonable to expect growth rates across Southeast Asia to halve. Instead of 6 percent growth across the region, we expect to see levels around 3 percent. Some countries will see even slower growth such as Thailand which seems to be adopting the IMF prescription and may see little or no growth. The table below is one of the more pessimistic forecasts which are being produced at present, especially on the prospects for China, Hong Kong and Singapore. They may do slightly better. It does, however, illustrate the scale of problems facing these countries if currencies aren't stabilized and interest rates aren't allowed to fall.

      Until Governments within the region show that they really are willing to adopt the appropriate policies -- especially those being assisted by the IMF -- it is difficult to see stability returning to currencies and interest rates in the near term. It is too early to tell how long it will take for the IMF programs to be effectively implemented but the next six months should clarify many of the major issues. Once confidence has been re-established and a number of weaker companies, including financial institutions, have been liquidated, interest rates can come down and the investing environment will improve.

      But even within this somewhat cloudy forecast, there are opportunities in these markets. It is possible to pick up some bargains and we will continue to look for opportunities to buy into strong, undervalued companies.

--------------------------------------------------------------------------------
TURMOIL IN ASIA EXPECTED TO SLOW GROWTH
--------------------------------------------------------------------------------

                                 [BAR GRAPH]


                 1997 ESTIMATED GDP      1998 FORECASTED GDP
--------------------------------------------------------------------------------
CHINA                   9.0%                    7.0%
HONG KONG               5.3%                    3.0%
TAIWAN                  6.6%                    4.0%
SINGAPORE               6.2%                    2.0%
MALAYSIA                7.8%                    1.5%
KOREA                   6.0%                    1.8%
THAILAND                1.0%                   -1.0%
INDONESIA               6.0%                    3.0%

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED NOVEMBER 30, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                       LIFE OF
                                             1-YEAR     CLASS
-------------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS A            -37.56%     -31.21%      (since 10/21/96)
-------------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS B            -36.36      -30.08       (since 10/21/96)
-------------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS C            -34.20      -27.94       (since 10/21/96)
-------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS A
--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
CLASS A SHARES FROM 10/31/96 TO 11/30/97
--------------------------------------------------------------------------------
                                 [LINE GRAPH]

                                                10/31/96        12/31/96        6/30/97         11/30/97
-----------------------------------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS A(1)             $10,000          $10,010          $ 8,349.5        $ 6,597
-----------------------------------------------------------------------------------------------------------
MSCI AC FAR EAST FREE EX-JAPAN INDEX+            10,000           10,381            8,407.5          6,434
-----------------------------------------------------------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX++              10,000           10,557           12,178.5         13,800
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS B
--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
CLASS B SHARES FROM 10/31/96 TO 11/30/97
--------------------------------------------------------------------------------
                                 [LINE GRAPH]

                                                10/31/96        12/31/96        6/30/97         11/30/97
-----------------------------------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS B(1)             $10,000          $10,611        $   8,665        $ 6,719
-----------------------------------------------------------------------------------------------------------
MSCI AC FAR EAST FREE EX-JAPAN INDEX+            10,000           10,381          8,407.5          6,434
-----------------------------------------------------------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX++              10,000           10,557         12,168.5         13,800
-----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS C
--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
CLASS C SHARES FROM 10/31/96 TO 11/30/97
--------------------------------------------------------------------------------
                                 [LINE GRAPH]

                                                10/31/96        12/31/96        6/30/97         11/30/97
-----------------------------------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS C(1)             $10,000           $10,621          $   8,784      $  6,947
-----------------------------------------------------------------------------------------------------------
MSCI AC FAR EAST FREE EX-JAPAN INDEX+            10,000            10,381            8,407.5         6,434
-----------------------------------------------------------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX++              10,000            10,557           12,178.5        13,800
-----------------------------------------------------------------------------------------------------------



Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75 percent, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) as follows: 1 year, 3 percent; 5 year, 1 percent; since inception, 0 percent. For Class C shares there is no adjustment for sales charge. The maximum CDSC for Class B shares is 4 percent. For Class C shares, there is a 1 percent CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the CDSC in effect at the end of the period for Class B shares. In comparing Kemper Asian Growth Fund Class A shares to the MSCI AC Far East Free Ex-Japan Index and the Standard & Poor's 500 Stock Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charge is reflected in the performance of the indices.

+ The MSCI AC Far East Free Ex-Japan Index (Morgan Stanley Capital International Index) is an unmanaged index generally accepted as a benchmark for major far eastern markets. Source is Lipper Analytical Services, Inc.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

LARGEST HOLDINGS

KEMPER ASIAN GROWTH FUND'S 10 LARGEST HOLDINGS*
Representing 33.5 percent of the fund's total net assets on November 30, 1997

---------------------------------------------------------------------------------------------------
       COMPANY                                         COUNTRY                      % OF NET ASSETS
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

1.     GULF INDONESIA RESOURCES                        Indonesia                               4.2%
---------------------------------------------------------------------------------------------------

2.     OVERSEAS UNION BANK                             Singapore                               4.0%
---------------------------------------------------------------------------------------------------

3.     HSBC HOLDINGS                                   Hong Kong                               3.9%
---------------------------------------------------------------------------------------------------

4.     CHINA LIGHT & POWER CO.                         Hong Kong                               3.3%
---------------------------------------------------------------------------------------------------

5.     HUTCHISON WHAMPOA                               Hong Kong                               3.2%
---------------------------------------------------------------------------------------------------

6.     HONG KONG & CHINA GAS CO.                       Hong Kong                               3.1%
---------------------------------------------------------------------------------------------------

7.     SINGAPORE PRESS HOLDINGS                        Singapore                               3.0%
---------------------------------------------------------------------------------------------------

8.     JOHNSON ELECTRIC HOLDINGS                       Hong Kong                               3.0%
---------------------------------------------------------------------------------------------------

9.     DEVELOPMENT BANK OF SINGAPORE                   Singapore                               2.9%
---------------------------------------------------------------------------------------------------

10.    TENAGA NASIONAL                                 Malaysia                                2.9%
---------------------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER ASIAN GROWTH FUND

Portfolio of Investments at November 30, 1997

------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                      NUMBER OF SHARES     VALUE
------------------------------------------------------------------------------------------------------------------
HONG KONG--36.0%                         HSBC Holdings, PLC
                                           Banking                                        10,000      $  246,000
                                         China Light & Power Co., Ltd.
                                           Electric utility                               42,000         212,000
                                         Hutchison Whampoa, Ltd.
                                           Conglomerate                                   31,000         206,000
                                         Hong Kong & China Gas Co., Ltd.
                                           Gas and electric utility                      110,000         198,000
                                         Johnson Electric Holdings, Ltd.
                                           Small motor manufacturer                       75,000         190,000
                                         CITIC Pacific, Ltd.
                                           Conglomerate                                   45,000         179,000
                                         Cheung Kong Holdings, Ltd.
                                           Property development                           25,000         176,000
                                         National Mutual Asia, Ltd.
                                           Insurance company                             174,000         161,000
                                         Founder Hong Kong, Ltd.
                                           Software development and systems
                                           integration                                   180,000         140,000
                                         Hysan Development Co., Ltd.
                                           Real estate investment                         65,000         130,000
                                         Henderson Land Development Co., Ltd.
                                           Property development                           25,000         123,000
                                         Sun Hung Kai & Co., Ltd.
                                           Property development                           16,000         122,000
                                         Shanghai Industrial Holdings, Ltd.
                                           Conglomerate                                   30,000          95,000
                                         Chen Hsong Holdings, Ltd.
                                           Plastic molding machines manufacturer         200,000          78,000
                                         Swire Pacific Ltd., "A"
                                           Conglomerate                                   10,000          50,000
                                         -------------------------------------------------------------------------
                                                                                                       2,306,000
------------------------------------------------------------------------------------------------------------------
SINGAPORE--16.8%                         Overseas Union Bank, Ltd.
                                           Banking                                        65,000         255,000
                                         Singapore Press Holdings, Ltd.
                                           Publisher                                      14,000         192,000
                                         Development Bank of Singapore
                                           Banking                                        20,000         188,000
                                         Advanced Systems Automation, Ltd.
                                           Electronics manufacturer                       80,000         146,000
                                         Sunright, Ltd.
                                           Electronics manufacturer                      100,000         135,000
                                         City Developments, Ltd.
                                           Real estate development                        20,000          99,000
                                         Cycle & Carriage, Ltd.
                                           Automobile sales and distribution              14,000          59,000
                                         -------------------------------------------------------------------------
                                                                                                       1,074,000

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF SHARES     VALUE
--------------------------------------------------------------------------------------------------------------------
MALAYSIA--8.2%                           Tenaga Nasional, Bhd.
                                           ELECTRIC UTILITY                              100,000      $  186,000
                                         Telekom Malaysia, Bhd.
                                           TELECOMMUNICATIONS                             80,000         179,000
                                         Resorts World, Bhd.
                                           RESORT OPERATOR                               110,000         158,000
                                         ---------------------------------------------------------------------------
                                                                                                         523,000
--------------------------------------------------------------------------------------------------------------------
INDONESIA--4.4%                          (a)Gulf Indonesia Resources, Ltd.
                                           OIL AND GAS COMPANY                            12,000         271,000
                                         PT Matahari Putra Prima
                                           RETAILER                                      192,000           9,000
                                         ---------------------------------------------------------------------------
                                                                                                         280,000
--------------------------------------------------------------------------------------------------------------------
THAILAND--4.3%                           KCE Electronics, Ltd.
                                           ELECTRONICS MANUFACTURER                       37,000         108,000
                                         Siam Makro Co., Ltd.
                                           WHOLESALER                                     80,000          92,000
                                         Lanna Lignite Public Co., Ltd.
                                           COAL MINING                                    24,000          77,000
                                         ---------------------------------------------------------------------------
                                                                                                         277,000
--------------------------------------------------------------------------------------------------------------------
PHILIPPINES--1.8%                        SM Prime Holdings, Inc.
                                           REAL ESTATE INVESTMENT                        700,000         110,000
                                         (a)International Container Terminal
                                           Services, Inc.
                                           PORT OPERATOR                                  30,000           5,000
                                         ---------------------------------------------------------------------------
                                                                                                         115,000
--------------------------------------------------------------------------------------------------------------------
TAIWAN--1.5%                             ROC Taiwan Fund
                                           INVESTMENT HOLDINGS                            10,000          95,000
                                         ---------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--73.0%
                                         (Cost: $6,097,000)                                            4,670,000
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.46% to 5.51%
INSTRUMENTS--25.0%                       Due--December 1997
                                         Federal Home Loan Mortgage Co.               $  900,000         899,000
                                         Federal National Mortgage Association           700,000         699,000
                                         ---------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--25.0%
                                         (Cost: $1,598,000)                                            1,598,000
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--98.0%
                                         (Cost: $7,695,000)                                            6,268,000
                                         ---------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS,
                                         LESS LIABILITIES--2.0%                                          130,000
                                         ---------------------------------------------------------------------------
                                         NET ASSETS--100.0%                                           $6,398,000
                                         ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

At November 30, 1997, the Fund's portfolio of investments had the following industry diversification:

                                                                VALUE              %
-------------------------------------------------------------------------------------------
Utilities                                                     $  775,000           12.1
-------------------------------------------------------------------------------------------
Real Estate                                                      760,000           11.9
-------------------------------------------------------------------------------------------
Banks                                                            689,000           10.8
-------------------------------------------------------------------------------------------
Electronics                                                      579,000            9.0
-------------------------------------------------------------------------------------------
Diversified Holding Companies                                    530,000            8.3
-------------------------------------------------------------------------------------------
Energy                                                           348,000            5.4
-------------------------------------------------------------------------------------------
Finance                                                          256,000            4.0
-------------------------------------------------------------------------------------------
Media                                                            192,000            3.0
-------------------------------------------------------------------------------------------
Leisure                                                          158,000            2.5
-------------------------------------------------------------------------------------------
Services                                                         140,000            2.2
-------------------------------------------------------------------------------------------
Automobiles                                                       59,000             .9
-------------------------------------------------------------------------------------------
Transportation                                                     5,000             .1
-------------------------------------------------------------------------------------------
Miscellaneous                                                    179,000            2.8
-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                            4,670,000           73.0
-------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS, CASH AND OTHER NET ASSETS            1,728,000           27.0
-------------------------------------------------------------------------------------------
NET ASSETS                                                    $6,398,000          100.0
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $7,695,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation was $58,000, the gross unrealized depreciation was $1,485,000 and the net unrealized depreciation on investments was $1,427,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER ASIAN GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Asian Growth Fund as of November 30, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from October 21, 1996 (commencement of operations) to November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Asian Growth Fund at November 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP


                                          Chicago, Illinois
                                          January 20, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997

---------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------
Investments, at value
(Cost: $7,695,000)                                              $ 6,268,000
---------------------------------------------------------------------------
Cash                                                                152,000
---------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   33,000
---------------------------------------------------------------------------
  Fund shares sold                                                   11,000
---------------------------------------------------------------------------
  Dividends                                                           2,000
---------------------------------------------------------------------------
    TOTAL ASSETS                                                  6,466,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
---------------------------------------------------------------------------

Payable for:
  Investments purchased                                              40,000
---------------------------------------------------------------------------
  Management fee                                                      3,000
---------------------------------------------------------------------------
  Distribution services fee                                           2,000
---------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             21,000
---------------------------------------------------------------------------
  Other                                                               2,000
---------------------------------------------------------------------------
    Total liabilities                                                68,000
---------------------------------------------------------------------------
NET ASSETS                                                      $ 6,398,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
---------------------------------------------------------------------------

Paid-in capital                                                 $ 8,934,000
---------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (1,193,000)
---------------------------------------------------------------------------
Net unrealized depreciation on investments and assets and
liabilities in foreign currencies                                (1,401,000)
---------------------------------------------------------------------------
Undistributed net investment income                                  58,000
---------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $ 6,398,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 THE PRICING OF SHARES
---------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($3,549,000 / 533,000 shares outstanding)                           $6.65
---------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                         $7.06
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($2,545,000 / 387,000 shares outstanding)                           $6.58
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($304,000 / 46,000 shares outstanding)                              $6.60
---------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997

---------------------------------------------------------------------------
 NET INVESTMENT INCOME
---------------------------------------------------------------------------
  Dividends (less foreign taxes withheld of $6,000)             $   103,000
---------------------------------------------------------------------------
  Interest                                                           33,000
---------------------------------------------------------------------------
    Total investment income                                         136,000
---------------------------------------------------------------------------
Expenses:
  Management fee                                                     45,000
---------------------------------------------------------------------------
  Distribution services fee                                          20,000
---------------------------------------------------------------------------
  Administrative services fee                                         9,000
---------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             49,000
---------------------------------------------------------------------------
  Professional fees                                                  27,000
---------------------------------------------------------------------------
  Reports to shareholders                                             9,000
---------------------------------------------------------------------------
  Other                                                               3,000
---------------------------------------------------------------------------
    Total expenses before expense waiver                            162,000
---------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager              52,000
---------------------------------------------------------------------------
    Total expenses after expense waiver                             110,000
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                                26,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
---------------------------------------------------------------------------

  Net realized loss on sales of investments and foreign
  currency transactions                                          (1,174,000)
---------------------------------------------------------------------------
  Change in net unrealized appreciation on investments
  and assets and liabilities in foreign currencies               (1,459,000)
---------------------------------------------------------------------------
Net loss on investments                                          (2,633,000)
---------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(2,607,000)
---------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED     OCTOBER 21 TO
                                                                NOVEMBER 30,    NOVEMBER 30,
                                                                    1997            1996
---------------------------------------------------------------------------------------------
 OPERATIONS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------
  Net investment income                                         $    26,000               --
---------------------------------------------------------------------------------------------
  Net realized loss                                              (1,174,000)              --
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                          (1,459,000)          58,000
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       (2,607,000)          58,000
---------------------------------------------------------------------------------------------
Net equalization credits                                             13,000               --
---------------------------------------------------------------------------------------------
Net increase from capital share transactions                      7,043,000        1,391,000
---------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      4,449,000        1,449,000
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------

Beginning of period                                               1,949,000          500,000
---------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $58,000 at November 30, 1997)                         $ 6,398,000        1,949,000
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Asian Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund commenced operations on October 21, 1996. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through November 30, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1997, amounting to approximately $1,131,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the years 2005 and 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Zurich Insurance
                             Company, the parent of Zurich Kemper Investments,
                             Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper
                             Distributors, Inc. (KDI) and Kemper Service Company
                             (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .85% of the first $250 million of average daily net assets declining to .72% of average daily net

NOTES TO FINANCIAL STATEMENTS

                             assets in excess of $12.5 billion. However, Scudder Kemper has agreed to temporarily reduce its management fee to .60%. For the year ended November 30, 1997, the Fund incurred a management fee of $32,000 after a waiver of $13,000 by Scudder Kemper. In addition, Scudder Kemper has agreed to temporarily absorb certain operating expenses of the Fund. Under this arrangement, Scudder Kemper absorbed operating expenses of $39,000 for the year ended November 30, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                    COMMISSIONS     COMMISSIONS ALLOWED
                                                                  RETAINED BY KDI     BY KDI TO FIRMS
                                                                  ---------------   --------------------
                             Year ended November 30, 1997             $14,000              59,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and Commissions related to Class B and Class C shares are as follows:

                                                                DISTRIBUTION FEES         COMMISSIONS AND
                                                                     AND CDSC            DISTRIBUTION FEES
                                                                 RECEIVED BY KDI       PAID BY KDI TO FIRMS
                                                              ----------------------   ---------------------
                             Year ended November 30, 1997            $27,000                  106,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                        ASF (AFTER EXPENSE
                                                                         WAIVER) PAID BY     ASF PAID BY
                                                                         THE FUND TO KDI     KDI TO FIRMS
                                                                        ------------------   ------------
                             Year ended November 30, 1997                     $7,000            19,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $30,000 for the year ended November 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1997, the Fund made no payments to its officers or trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1997, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $12,947,000

                             Proceeds from sales                       7,178,000

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                           YEAR ENDED                        OCTOBER 21 TO
                                                        NOVEMBER 30, 1997                  NOVEMBER 30, 1996
                                                     ----------------------             ----------------------
                                                     SHARES          AMOUNT             SHARES          AMOUNT
                             ----------------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                624,000       $5,526,000           64,000       $  631,000
                             ----------------------------------------------------------------------------------
                              Class B                444,000        4,154,000           77,000          760,000
                             ----------------------------------------------------------------------------------
                              Class C                 46,000          427,000               --               --
                             ----------------------------------------------------------------------------------
                             ----------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A               (177,000)      (1,579,000)              --               --
                             ----------------------------------------------------------------------------------
                              Class B               (147,000)      (1,351,000)              --               --
                             ----------------------------------------------------------------------------------
                              Class C                (18,000)        (134,000)              --               --
                             ----------------------------------------------------------------------------------
                             ----------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                  4,000           38,000               --               --
                             ----------------------------------------------------------------------------------
                              Class B                 (4,000)         (38,000)              --               --
                             ----------------------------------------------------------------------------------
                              NET INCREASE
                              FROM CAPITAL SHARE
                              TRANSACTIONS                         $7,043,000                        $1,391,000
                             ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currencies in exchange for U.S. Dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain or loss on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk (which is limited to the unrealized gain, if any) if the counterparty fails to perform under the contract. At November 30, 1997, the Fund had the following forward foreign currency contracts outstanding with settlement dates in December 1997 and January 1998.

                                         FOREIGN CURRENCY             CONTRACT AMOUNT         UNREALIZED
                                         TO BE DELIVERED              IN U.S. DOLLARS         GAIN (LOSS)
                             ----------------------------------------------------------------------------
                             7,916,000  Hong Kong Dollars               $1,000,000              $(19,000)
                             ----------------------------------------------------------------------------
                             1,364,000  Malaysian Ringgils                 400,000                10,000
                             ----------------------------------------------------------------------------
                             1,500,000  Singapore Dollars                  983,000                41,000
                             ----------------------------------------------------------------------------
                                            Net unrealized gain                                 $ 32,000
                             ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                               ---------------------------  --------------------------  --------------------------
                                         CLASS A                     CLASS B                     CLASS C
                               ---------------------------  --------------------------  --------------------------
                                   YEAR        OCTOBER 21       YEAR       OCTOBER 21       YEAR       OCTOBER 21
                                  ENDED            TO          ENDED           TO          ENDED           TO
                               NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                   1997           1996          1997          1996          1997          1996
----------------------------------------------------------  --------------------------  --------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------  --------------------------  --------------------------
Net asset value, beginning of
period                            $10.04          9.50         10.03          9.50         10.03          9.50
----------------------------------------------------------  --------------------------  --------------------------
Income from investment
operations:
  Net investment income              .08            --            --            --            --            --
----------------------------------------------------------  --------------------------  --------------------------
  Net realized and unrealized
  gain (loss)                      (3.47)          .54         (3.45)          .53         (3.43)          .53
----------------------------------------------------------  --------------------------  --------------------------
Total from investment
operations                         (3.39)          .54         (3.45)          .53         (3.43)          .53
----------------------------------------------------------  --------------------------  --------------------------
Net asset value, end of period     $6.65         10.04          6.58         10.03          6.60         10.03
----------------------------------------------------------  --------------------------  --------------------------
TOTAL RETURN (NOT ANNUALIZED)     (33.76)%        5.68        (34.40)         5.58        (34.20)         5.58
----------------------------------------------------------  --------------------------  --------------------------
 RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
----------------------------------------------------------  --------------------------  --------------------------
Expenses absorbed by the Fund       1.60%         1.46          2.57          2.34          2.54          2.34
----------------------------------------------------------  --------------------------  --------------------------
Net investment income (loss)         .97%          .74            --          (.14)          .03          (.14)
----------------------------------------------------------  --------------------------  --------------------------
 OTHER RATIOS TO AVERAGE NET
  ASSETS (ANNUALIZED)
----------------------------------------------------------  --------------------------  --------------------------
Expenses                            2.62%           --          3.51            --          3.55            --
----------------------------------------------------------  --------------------------  --------------------------
Net investment income (loss)        (.05)%          --          (.94)           --          (.98)           --
----------------------------------------------------------  --------------------------  --------------------------

-----------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------
                                                                 YEAR         OCTOBER 21
                                                                ENDED             TO
                                                             NOVEMBER 30,    NOVEMBER 30,
                                                                 1997            1996
-----------------------------------------------------------------------------------------
Net assets at end of period                                   $6,398,000      1,949,000
-----------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                 155%            74
-----------------------------------------------------------------------------------------
Average commission rate paid per share on stock
transactions(a)                                                   $.0110          .0154
-----------------------------------------------------------------------------------------

NOTES:

(A) FOREIGN COMMISSIONS USUALLY ARE LOWER THAN U.S. COMMISSIONS WHEN EXPRESSED AS CENTS PER SHARE DUE TO THE LOWER PER SHARE PRICE OF MANY NON-U.S. SECURITIES.

TOTAL RETURN DOES NOT REFLECT THE EFFECT OF ANY SALES CHARGES. THE INVESTMENT MANAGER AGREED TO TEMPORARILY WAIVE A PORTION OF ITS MANAGEMENT FEE AND ABSORB CERTAIN OPERATING EXPENSES OF THE FUND. THE OTHER RATIOS TO AVERAGE NET ASSETS ARE COMPUTED WITHOUT THIS EXPENSE WAIVER OR ABSORPTION.

NOTES

NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                    OFFICERS

DAVID W. BELIN              DANIEL PIERCE                   LINDA J. WONDRACK
Trustee                     Chairman of the Board           Vice President

LEWIS A. BURNHAM            MARK S. CASADY                  JOHN R. HEBBLE
Trustee                     President                       Assistant Treasurer

DONALD L. DUNAWAY           PHILIP J. COLLORA               MAUREEN E. KANE
Trustee                     Vice President,                 Assistant Secretary
                            Secretary and Treasurer
ROBERT B. HOFFMAN                                           CAROLINE PEARSON
Trustee                     JERARD K. HARTMAN               Assistant Secretary
                            Vice President
DONALD R. JONES                                             ELIZABETH C. WERTH
Trustee                     THOMAS W. LITTAUER              Assistant Secretary
                            Vice President
SHIRLEY D. PETERSON
Trustee                     ANN M. MCCREARY
                            Vice President
DANIEL PIERCE
Trustee                     KATHRYN L. QUIRK
                            Vice President
WILLIAM P. SOMMERS
Trustee                     STEVEN H. REYNOLDS
                            Vice President
EDMOND D. VILLANI
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                      VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                   222 North LaSalle Street
                                   Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                        KEMPER SERVICE COMPANY
SERVICE AGENT                      P.O. Box 419557
                                   Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                      INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                     801 Pennsylvania
                                   Kansas City, MO 64105
--------------------------------------------------------------------------------
FOREIGN CUSTODIAN                  THE CHASE MANHATTAN BANK
                                   Chase Metro Center
                                   Brooklyn, NY 11245
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS               ERNST & YOUNG, LLP
                                   233 South Wacker Drive
                                   Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER              KEMPER DISTRIBUTORS, INC.
                                   222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


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KAGF - 2 (1/98) 1041970